SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 22,2003

The St. Joe Company

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-10466	59-0432511

(Commission File Number)	(IRS Employer Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, FL	32202

(Address of Principal Executive Offices)	(Zip Code)

(904) 301-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
Ex-99.1 Supplemental Information re: EBITDA

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Supplemental Information for the period ending June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The purpose of this Form 8-K is to furnish Supplemental Information for the period ended June 30, 2003. A copy is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference. The information contained in this Form 8-K and attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933 nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 except as set forth by express reference in such filing. Exhibit 99.1 reconciles Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) to the Registrants’ income from continuing operations before taxes and minority interest. EBITDA is a metric widely used in the real estate industry and the Company believes the attached reconciliation will be helpful to investors and security analysts in understanding the Registrant’s results of operations.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

Dated: July 22, 2003	By:	/s/ Michael N. Regan

Name: Michael N. Regan
Title: Senior Vice President